SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

333-148505-03/-04, 133-171922-02/-03/-04/-05/-06	38-6787145
(Commission File Numbers)	(I.R.S Employer Identification No.)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-171922	38-2973806	333-171922-01	38-3372243
(Commission File Number)	(I.R.S. Employer Identification No.)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan	48126	c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495
(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

This Current Report on Form 8-K relates to the notes issued by Ford Credit Floorplan Master Owner Trust A (the “Issuing Entity”) under Registration File Numbers 333-148505-03/-04 and 333-171922-02/-03/-04/-05/-06.

Prior to the date of this Current Report, the Issuing Entity has filed all Form 10-Ks, Form 10-Ds, Form 8-Ks and other periodic reports required to be filed pursuant to Section 15(d) of the Securities Exchange Act of 1934 for a series of the Issuing Entity (the “Periodic Reports”) on the Securities and Exchange Commission’s EDGAR website under a distinct CIK number assigned to such series as set forth in the table below.  Beginning December 19, 2012, the Issuing Entity will no longer file Periodic Reports for a series under the distinct CIK number assigned to such series.  Instead, the Issuing Entity will file all Periodic Reports relating to the Issuing Entity exclusively under the Issuing Entity’s CIK number, 0001159408.

Prior Issuing Entity Registration File Number and CIK:

Series of the Issuing Entity	Registration File No.	CIK
Series 2010-5	333-148505-03	0001502169
Series 2011-1	333-148505-04	0001513080
Series 2011-2	333-171922-02	0001531995
Series 2012-1	333-171922-03	0001541531
Series 2012-2	333-171922-04	0001541532
Series 2012-4	333-171922-05	0001557817
Series 2012-5	333-171922-06	0001557818

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer, on behalf of the Issuing Entity has fully caused this report to be signed by the undersigned.

Ford Credit Floorplan Master Owner Trust A
(Issuing Entity)

By: Ford Motor Credit Company LLC
(Servicer)

	By:	/s/ Dan Gardetto
	Name:	Dan Gardetto
	Title:	Assistant Treasurer

Dated: December 19, 2012